Exhibit 99.1 Company Presentation September 2025

Disclaimers and forward-looking statements

This presentation and the accompanying discussion contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company's plans, progress, and timing relating to the Company's solid tumor programs and the presentation of data, the Company's current and future research and development plans or expectations, the structure, timing and success of the Company's planned preclinical development, submission of INDs, and clinical trials, the potential benefits of any of the Company's proprietary platforms, multiplexing, or current or future product candidates in treating patients, the Company's ability to fund its operating expenses and capital expenditure requirements with its existing cash and cash equivalents, and the Company's goals and strategy. TScan intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "anticipate," "project," "target," "design," "estimate," "predict," "potential," "plan," "on track," or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the beneficial characteristics, safety, efficacy, therapeutic effects and potential advantages of TScan's TCR-T therapy candidates; TScan's expectations regarding its preclinical studies being predictive of clinical trial results; the timing of the initiation, progress and expected results of TScan's preclinical studies, clinical trials and its research and development programs; TScan's plans relating to developing and commercializing its TCR-T therapy candidates, if approved, including sales strategy; estimates of the size of the addressable market for TScan's TCR-T therapy candidates; TScan's manufacturing capabilities and the scalable nature of its manufacturing process; TScan's estimates regarding expenses, future milestone payments and revenue, capital requirements and needs for additional financing; TScan's expectations regarding competition; TScan's anticipated growth strategies; TScan's ability to attract or retain key personnel; TScan's ability to establish and maintain development partnerships and collaborations; TScan's expectations regarding federal, state and foreign regulatory requirements; TScan's ability to obtain and maintain intellectual property protection for its proprietary platform technology and our product candidates; the sufficiency of TScan's existing capital resources to fund its future operating expenses and capital expenditure requirements; and other factors that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of TScan's most recent Annual Report on Form 10-K and any other filings that TScan has made or may make with the SEC in the future.

Any forward-looking statements contained in this presentation represent TScan's views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, TScan explicitly disclaims any obligation to update any forward-looking statements.

TSCAN THERAPEUTICS

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TScan is a fully integrated, next-generation TCR-T therapy company

Clinical-stage pipeline of next-gen TCR-T therapies

- **HEME PROGRAM:** Targeting residual disease to prevent relapse in patients undergoing allogeneic HCT
- **SOLID TUMOR:** Multiplex TCR-T therapy to overcome tumor heterogeneity and HLA loss

Promising clinical data in heme

- 2 of 26 (8%) treatment-arm subjects relapsed as compared to 4 of 12 (33%) control-arm subjects[(1)]
- >$1B addressable market across US & EU

Multiple clinical catalysts expected by end of 2025

HEME PROGRAM:
- Launch pivotal study (2H25)
- Present two-year relapse data on initial Ph1 patients (YE25)

SOLID TUMOR:
- Present safety and response data for multiplex TCR-T (1Q26)

In-house GMP manufacturing supports early-stage development

- Global CDMO engaged to support late-stage clinical and commercial manufacturing

$218.0M as of June 30, 2025 funds operations into Q1 2027

129.8M[(2)] total economic shares outstanding as of June 30, 2025

TSCAN THERAPEUTICS

(1) As of latest data cut presented at ASH Annual Meeting in December 2024

(2) Includes 56,747,993 outstanding common shares plus 73,087,945 pre-funded warrants

3

TScan is building on the remarkable success of immunotherapy

Checkpoint & TIL therapy Rejuvenating and expanding a patient's existing T cells	TCR-T therapy Engineering T cells to express natural T cell receptors	CAR-T therapy Engineering T cells with a synthetic receptor
✓ Proven efficacy in solid tumors	✓ Promising efficacy in solid tumors	✗ Poor solid tumor penetration
✓ Full range of targets seen by immune system	✓ Full range of targets seen by immune system	✗ Limited to cell surface antigens
✗ Most patients lack anti-cancer T cells and do not respond	✓ T cells engineered with natural anti-cancer TCRs	✓ T cells engineered with potent targeting receptors
✗ Limited applicability to heme malignancies to date	✓ Promising efficacy in heme malignancies	✓ Proven efficacy in heme malignancies

TSCAN THERAPEUTICS

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TScan is targeting the most frequent human leukocyte antigens (HLAs) to address a broad patient population Everyone has six ~90% of people in the U.S. are class I HLAs positive for at least one of the * top six HLA types Chromosome 6 Tumor cell Mother Father % people positive A A for each HLA type C C B B United HLA type Europe Asia States HLA class I (e.g., A*02:01) A*02:01 42 47 19 CD8a/b A*01:01 24 26 14 A*03:01 22 25 7.0 Target antigen B*07:02 20 21 8.1 (e.g., PRAME) C*07:02 24 23 24 TCR There are 100s of A*24:02 17 19 37 different HLA types Most TCR-T companies only target one HLA (A*02:01) TScan is developing a broad pipeline targeting the top six HLAs T cell * allelefrequencies.net 5

Nine TCR-T candidates in clinical development, with new TCR-Ts advancing


Indications
Programs (target)
HLA type
Discovery
Lead optimization
IND-enabling
Phase 1
Phase 2/3
HEMATOLOGIC MALIGNANCIES
AML,
MDS,
ALL
TSC-100
(HA-1)
HLA-A*02:01
TSC-101
(HA-2)
HLA-A*02:01
TSC-102
(CD45)
HLA-A*03:01
HLA-A*01:01
HLA-A*24:02
SOLID TUMORS (T-PLEX)
NSCLC,
Sarcoma,
Head & Neck,
Cervical,
Anal & Genital
TSC-200
(HPV16)
HLA-A*02:01
HLA-A*01:01
TSC-201
(MAGE-C2)
HLA-B*07:02
HLA-A*02:01
TSC-202
(MAGE-A4)
HLA-A*02:01
HLA-A*24:02
TSC-203
(PRAME)
HLA-A*02:01
HLA-A*24:02
TSC-204
(MAGE-A1)
HLA-A*02:01
HLA-C*07:02
HLA-A*01:01
HLA-A*03:01
AUTOIMMUNITY
Crohn's
AMGEN

TSCAN THERAPEUTICS

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Heme Malignancies: TSC-100, TSC-101, TSC-102-A0301 Targeting residual disease to prevent relapse in patients undergoing allogeneic HCT

Relapse after hematopoietic cell transplant remains an unmet need AML, MDS, some ALL is not addressed by CAR-T due to shared antigens with normal blood cells Targeting antigens 38-44% of patients relapse mismatched between Allogeneic hematopoietic within two years following patients and donors can 1 cell transplant (HCT) RIC-Allo-HCT potentially prevent expected to remain relapse after allo-HCT standard of care Allo-HCT creates a unique Of those who opportunity to safely relapse, >80% target residual cancer cells while sparing normal die within blood cells 2 two years 1. CIBMTR analysis of AML, ALL, MDS allogeneic transplants with reduced intensity conditioning (RIC) between 2017-2019 with 2-year follow-up 8 2. Schmid, Blood 2012, Spyridonidis, Leukemia 2012, Schmid, Haematologica 2018

TSC-100 and TSC-101 are bespoke allogeneic TCR-T cell therapies designed to eliminate residual cancer and prevent relapse following HCT


TSC-101 PATIENT
(HLA-A*02:01-positive)
HA-2 positive
Cancer cell
Normal blood cell
Patient journey for TSC-101
Hematopoietic cell transplant
Residual cancer
TCR-T cell infusion
HA-2 positive
HA-2 negative
Stem cells
HA-2 TCR
TSC-101
TSC-101 DONOR
(HLA-A*02:01-negative)
HA-2 negative
Stem cell
T cell
TCR-T manufacturing

TSC-100 targets HA-1
TSC-101 targets HA-2

TSCAN THERAPEUTICS
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ALLOHA™, a multi-arm Phase 1 trial for TSC-100 & TSC-101 in subjects with AML, ALL, and MDS (NCT05473910)


Control Arm
Treatment Arms
Transplant Alone
Transplant
+ TSC-100
(HA-1 positive)
Transplant
+ TSC-101
(HA-2 positive)
Manufacturing apheresis
TSC-100 or TSC-101
Infusion 1
TSC-100 or TSC-101
Infusion 2
Subject screening
Donor screening
HCT apheresis
Treatment Arms
Day 0
Day +21
Day +61
Control Arm
Pre-transplant screening
RIC
HCT
Endpoint and safety monitoring

Key eligibility criteria

- Age ≥18 years
- Undergoing first allo-HCT for ALL, AML, MDS
- Subject positive for HA-1 (or HA-2) with a haploidentical HA-1 (or HA-2) negative donor
- Eligible for RIC-HCT followed by PTCy for GvHD prophylaxis

Key endpoints

- Safety: Dose limiting toxicities, adverse events
- Efficacy
- Exploratory endpoints: Donor chimerism, minimal residual disease

TSCAN THERAPEUTICS

ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; MDS, myelodysplastic syndromes; GvHD, graft vs host disease; RIC-HCT, reduced intensity conditioning hematopoietic cell transplantation

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Majority of subjects in the treatment and control arms are at high risk for relapse

		TSC-100	TSC-101	Any TSC	Control
Subjects Enrolled and Assigned		14	12	26	13
Subjects Transplanted (efficacy data cohort)		14	12	26	12
Subjects Infused (safety data cohort)		10	12	22	N/A*
Median Time of Follow Up, months		4.0 (0-19)	6.4 (1-21)	5.1 (0-21)	7.1 (1-25)
Age, Median (Range)		69 (39-76)	66 (52-74)	67 (39-76)	66 (23-74)
Sex, Male (n, %)		10 (71%)	7 (58%)	17 (65%)	6 (46%)
Underlying Disease	ALL	2 (14%)	2 (17%)	4 (15%)	0 (0%)
	AML	10 (71%)	7 (58%)	17 (65%)	8 (62%)
	MDS	2 (14%)	3 (25%)	5 (19%)	5 (38%)
Genetics/Cytogenetics	**TP53 Mutated**	**4 (29%)**	**2 (17%)**	**6 (23%)**	**2 (15%)**
	FLT3 Mutation	2 (14%)	0 (0%)	2 (8%)	5 (38%)
	Adverse Risk**	11 (79%)	10 (83%)	21 (81%)	8 (62%)
Pre-HCT MRD Positive* **		8 (57%)	5 (42%)	13 (50%)	7 (54%)
MRD Positive or Adverse Risk Genetics		**11 (79%)**	**10 (83%)**	**21 (81%)**	**10 (77%)**

*Control subjects that received transplant are included in the safety data cohort
**Adverse risk is defined as having either a IPSS-M mutation if the subject has MDS or European Leukemia Network (ELN) high risk genetics or cytogenetics for AML; ELN 2022 high risk genetics/ cytogenetics include mutated ASXL1, BCOR, EZH2, RUNX1, SF3B1, SRSF2, STAG2, U2AF1, ZRSR2, TP53, -5/ del(5q)/, -7,-17/ abn(17p), t(6;9), t(v;11q23.3), t(9;22), t(8;16), inv(3) or t(3;3), t(3q26.2;v), monosomal or complex karyotype (for AML); IPSS-M mutations are reported in Bernard et al, NEJM Evid, 2022 (for MDS)
***MRD measured by flow cytometry (lower limit of detection 0.1-1%) or NGS (lower limit of detection 0.05-0.1% in myeloid and 0.001-0.01% in lymphoid malignancies).

TSCAN THERAPEUTICS

As of latest data cut presented at ASH Annual Meeting December 2024

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No dose-limiting toxicities observed at all three dose levels in subjects treated with TSC-100 or TSC-101 Planned Day of Infusion Post HCT TSC 100 TSC 101 Dose Level N=10 N=12 +21 +61 6 DL1 5×10 TCR-T cells/kg N/A 1 1 6 6 DL2 5×10 TCR-T cells/kg 5×10 TCR-T cells/kg 1 2 6 6 DL3 5×10 TCR-T cells/kg 20×10 TCR-T cells/kg 8 9 12 As of latest data cut presented at ASH Annual Meeting December 2024

TSC-100 and TSC-101 TCR-T cells detected for over one year with increased persistence seen at highest dose level (DL3) TSC persistence over time TSC-100 TSC-101 15 15 15 Dose Level 1 Dose Level 2 Dose Level 3 10 10 10 AUC 2.26* AUC 8.15* AUC 34.47* 5 5 5 0.2 0.2 0.2 0.1 0.1 0.1 0.0 0.0 0.0 0 50 100 150 200 250 300 350 400 0 50 100 150 200 250 300 350 400 0 50 100 150 200 250 300 350 400 Days post TSC-infusion Days post TSC-infusion Days post TSC-infusion Infusion 1 Infusion 1 Infusion 2 Infusion 1 Infusion 2 *AUC of TSC-100/TSC-101 between Day 90-180 (Geometric mean(geometric CV)): DL1: 2.26(47.2%); DL2 and sDL2: 8.15(42.2%); DL3 and sDL3: 13 34.47(97.7%). Dose did not meet target dose criteria in supplemental dose level cohorts (sDL) As of latest data cut presented at ASH Annual Meeting December 2024 TSC-100/TSC-101 - % of peripheral T cells TSC-100/TSC-101 - % of peripheral T cells TSC-100/TSC-101 - % of peripheral T cells

Adverse events of special interest are low grade and manageable TSC-101 Any TSC TSC-100 Control Adverse Event of Special Interest* n=10 n=12 n=22 n=12 • Balanced Grade II – IV acute GvHD between Any Acute GvHD** 5 (50%) 6 (50%) 11 (50%) 4 (33%) treatment and control arms Grade II - IV 0 (0%) 2 (17%) 2 (9%) 3 (25%) • No cases of moderate or severe chronic GvHD Grade III - IV 0 (0%) 1 (8%) 1 (5%) 2 (17%) • One case each of mild chronic GvHD in the treatment and control arms Any CRS 4 (40%) 8 (67%) 12 (57%) 6 (50%) Grade 1 - 2 4 (40%) 8 (67%) 12 (57%) 6 (50%)• Two episodes of low-grade CRS reported post TSC infusions Grade 3 - 4 0 (0%) 0 (0%) 0 (0%) 0 (0%) • One Grade 1 event (TSC-100) and one Treatment-emergent CRS 1 (10%) 1 (8%) 2 (9%) NA Grade 2 event (TSC-101) Grade 1 - 2 1 (10%) 1 (8%) 2 (9%) NA • No cases of ICANS Grade 3 - 4 0 (0%) 0 (0%) 0 (0%) NA Any ICANS 0 (0%) 0 (0%) 0 (0%) 0 (0%) *MAGIC grading used for acute GvHD, NIH consensus grading for chronic GvHD, and ASTCT grading used for CRS or ICANS **Acute GvHD through 180 days post HCT 14 As of latest data cut presented at ASH Annual Meeting December 2024

Key biomarkers for residual leukemia or residual patient-derived blood cells serve as potential early surrogates of efficacy Post-transplant Patient Minimal Residual Disease Donor Chimerism (MRD) MRD+: high risk of relapse Mixed: high risk of relapse 1, 2 3 MRD-: low risk of relapse Complete: low risk of relapse Residual Residual blood cells Leukemia (HA-1-positive) (HA-1-positive) HA-1-negative donor blood cells 1. Craddock, J Clin Oncol, 2021 3. Lindhal, Bone Marrow Transpl, 2022 2. Loke, ASH, 2021 15

Complete donor chimerism achieved in all patients after initial TSC infusion TSC-100/TSC-101 Treatment-arm subjects Control-arm subjects Infused with TCR-T cells 101 100 101 100 101 100 101 100 101 100 101 101 101 100 100 101 100 101 100 100 100 100 C 1 C 2 C 3 C 4 C 5 C 6 C 7 C 8 C 9 C 10 C 11 C 12 ‡ ‡ DL1 DL1 DL2s DL2 DL2 DL3 DL3s DL3 DL3 DL3 DL3 DL3 DL3 DL3 DL3 DL3 DL3 DL3 DL3 DL3 n/a n/a Time post MDS T-ALL AML AML B-ALL AML B-ALL MDS MDS AML AML AML MDS AML AML AML AML AML B-ALL MDS AML AML MDS MDS MDS AML AML AML AML AML AML MDS MDS AML HCT Day X 21/28 Day 42 Day 56 Day X X 77 Relapse Day 105 Day X 133 Relapse Relapse Day X 161 Relapse Day 228 Relapse Day X 318 Day X 388 Mths X 14-24 Clinical intervention TSC-100/101 Complete donor Mixed donor Death unrelated to for increasing mixed Relapse Death from relapse X X Infusion chimerism chimerism relapse or TSC chimerism 16 Donor chimerism results using commercially available short tandem repeat (STR) assay with LOD of 1-2% at indicated times post- As of latest data cut presented at ASH Annual Meeting December 2024 HCT ± 3 days in patients at least 60 days post-HCT as of data cut; ‡Dose did not meet target dose criteria in supplemental cohorts

MRD negativity achieved in all treatment-arm subjects Pre-HCT 6 months 12 months 24 months Arm Disease MRD P-004-0001 TSC-101 DL 1 MDS p53m P-004-0004 TSC-100 DL1 T-ALL X ‡ TSC-101 DL2s AML P-004-0005 P-007-0002 TSC-100/TSC-101 infusion TSC-100 DL2 AML P-004-0006 TSC-101 DL2 B-ALL Clinical intervention for AML P-004-0007 TSC-100 DL3 ‡ concern for relapse B-ALL P-004-0008 TSC-101 DL3s TSC-100 DL3 P-006-0003 MDS X Relapse P-023-0001 TSC-101 DL3 MDS P-013-0002 TSC-100 DL3 AML AML P-006-0005 TSC-101 DL3 X Death from relapse AML P-004-0011 TSC-101 DL3 TSC-101 DL3 MDS P-007-0005 Death unrelated to X AML p53m P-013-0004 TSC-100 DL3 relapse or TSC P-025-0001 TSC-100 DL3 AML P-013-0003 TSC-101 DL3 AML X Ongoing follow-up Treatment arm AML P-007-0004 TSC-100 DL3 End of study TSC-101 DL3 P-013-0005 AML p53m Median time to relapse P004-0013 TSC-100 DL3 B-ALL p53m MRD-positive MDS P-007-0007 TSC-100 DL3 has not been reached MRD-negative P-004-0014 TSC-101 DL3 AML AML P013-0006 TSC-101 DL3 MRD pending TSC-100 DL3 AML P025-0002 P004-0015 TSC-100 DL3 AML p53m ‡Dose did not meet target P-023-0002 TSC-100 not dosed AML X dose criteria in supplemental P-018-0003 X TSC-100 not dosed AML p53m MDS P-002-0001 cohorts Control-1 MDS P-007-0001 Control-2 P-006-0001 Control-3 MDS p53m X MRD measured by flow Control arm P-006-0002 Control-4 AML cytometry (lower limit of P-018-0001 Control-5 AML detection 0.1-1%) or NGS Median time to relapse AML P-002-0002 Control-6 (lower limit of detection 0.05- Control-7 AML P-004-0010 X is 160 days P-002-0003 0.1% in myeloid and 0.001- Control-8 AML p53m X P-018-0004 Control-9 AML 0.01% in lymphoid P-004-0012 Control-10 MDS malignancies). Control-11 MDS P-006-0007 Control-12 AML P-020-0001 0 100 200 300 400 500 600 700 Days post-HCT 17 As of latest data cut presented at ASH Annual Meeting December 2024

TCR-T infusion is associated with fewer relapses Control arm 4 of 12 (33%) 0.40 0.30 0.20 Treatment arm 2 of 26 (8%) 0.10 HR = 0.28 0.00 0 45 90 135 180 225 270 315 360 405 450 495 540 585 630 675 720 765 Days post HCT Number at risk Control arm 12 11 9 9 5 4 4 4 4 2 2 1 1 1 1 1 1 1 Treatment arm 26 23 17 15 12 10 8 8 8 7 6 4 3 3 1 0 0 0 Cumulative number of events Control arm 0 0 1 1 3 4 4 4 4 4 4 4 4 4 4 4 4 4 Treatment arm 0 0 0 1 2 2 2 2 2 2 2 2 2 2 2 2 2 2 18 CoxPH Ratio = 0.275, CI = (0.05, 1.502), p = 0.136; Log−rank p = 0.1105 As of latest data cut presented at ASH Annual Meeting December 2024 Probability of relapse

Event-free survival (EFS) favors the treatment arm 1.00 Treatment arm 0.75 6 of 26 (23%) 0.50 Control arm 7 of 12 (58%) 0.25 HR = 0.30 0.00 0 60 120 180 240 300 360 420 480 540 600 Days post HCT Number at risk Control arm 12 11 7 3 2 2 2 0 0 0 0 Treatment arm 26 23 17 12 10 8 8 7 4 3 1 Cumulative number of events Control arm 0 1 4 6 7 7 7 7 7 7 7 Treatment arm 0 1 2 4 4 4 4 5 6 6 6 Event defined as relapse, clinical intervention for impending relapse (non-TSC), or death 19 Cox PH Ratio = 0.304, CI = (0.096, 0.966, p = 0.0435); Log-rank p = 0.0321 As of latest data cut presented at ASH Annual Meeting December 2024 EFS probability

ALLOHA Phase 1 data support launch of pivotal trial in H2 2025 • Infusions with TSC-100 and TSC-101 were well-tolerated with no DLTs and adverse events consistent with HCT • TSC-100 and TSC-101 TCR-T cells have been detected >1 year post infusion and have a clear dose- persistence relationship • 2 of 26 (8%) treatment-arm subjects relapsed as compared to 4 of 12 (33%) control-arm subjects - Median time to relapse was not evaluable in TCR-T-treated subjects vs 160 days in the control arm - Event-free survival strongly favors the treatment arm (HR=0.30) 20 As of latest data cut presented at ASH Annual Meeting December 2024

Heme Development Strategy Targeting residual disease to prevent relapse in patients undergoing allogeneic HCT

TSC-101 captures ~98% of HLA-A*02:01-positive patients, obviating the need for TSC-100 or a companion diagnostic 100 Almost all subjects infused to date [19/22 (86.3%)] 90 qualified for treatment with TSC-101 2.5% 80 70 60 TSC-100 TSC-101 50 (22.7%) (33.6%) 40 30 20 10 0 0 10 20 30 40 50 60 % Eligible patients 22 Sources: Wang, AACR 2022; Spierings, PLoS Genetics 2007; CIBMTR 2023 % Eligible donors

Pivotal study designed for full approval using an external control arm

Subjects: AML, MDS, ALL undergoing transplant with reduced intensity conditioning (RIC)
Donors: Haploidentical and mismatched unrelated donors
Enrollment: TSC-101 vs matched controls (1:3)
Companion Diagnostic: Not needed

Treatment arm (HLA-A*02:01, HA-2 positive)	**Synthetic control arm** CIBMTR
↓	↓
RIC Transplant + TSC-101	**RIC Transplant alone matched to TSC-101 subjects**

Endpoints

- **Primary**: Relapse-free survival (RFS; Full approval)
- **Key Secondary**: Overall survival, time to relapse, event-free survival
- **Exploratory**: MRD, complete chimerism rates

Readouts

- **Full Approval**: 184 relapse + death events
  - HR 0.60, 85% power
  - N = ~140 treatment arm subjects
- **Study Readout**: 24 months

TSCAN THERAPEUTICS

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Target RFS hazard ratio of 0.60 is well supported by data from the ALLOHA Phase 1 study 1.00 TSC-101 1 of 12 (17%) 0.75 Control arm 5 of 12 (42%) 0.50 0.25 HR = 0.20 0.00 0 45 90 135 180 225 270 315 360 405 450 495 540 585 630 675 720 765 Days post HCT Number at risk Control arm 12 11 9 9 5 4 4 4 4 2 2 1 1 1 1 1 1 1 Treatment arm 12 11 9 8 7 5 4 4 4 4 3 3 2 2 1 0 0 0 Cumulative number of events Control arm 0 1 2 2 4 5 5 5 5 5 5 5 5 5 5 5 5 5 Treatment arm 0 0 0 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 Event defined as relapse, or death 24 CoxPH Ratio = 0.2, CI = (0.023, 1.718), p = 0.1425; Log−rank p = 0.1034 As of post-ASH KOL call in December 2024 RFS probability

Increased use of reduced intensity conditioning with haploidentical/MMUD donors has the potential to dramatically expand the addressable market



Addressable TSC-101 patients in the U.S. and EU
# of addressable patients
6,000
5,000
4,000
3,000
2,000
1,000
0
KOLs anticipate increased use of haplo and/or MMUD transplants over traditional MUD transplants to enable on-label use of TSC-101, driven by improved relapse rates over standard of care
KOLs also anticipate increased use of RIC over MAC driven by improved relapse rates and decreased risk of treatment-related mortality
MAC to RIC
MUD to Haplo/MMUD
MUD to Haplo/MMUD
Current practice
Current practice
Current practice
Current practice
Anticipated change in donor selection practice
Anticipated change in conditioning regimen practice

If successful, use of TSC-101 will drop relapse rates relative to all other types of transplants

TSCAN THERAPEUTICS

Sources: CIBMTR 2022 and 2023; Wang, AACR 2022; NMDP analysis; ClearView analysis.
Assumes maximum practice change in each case and extrapolation to 2033 as peak of practice change

MUD, matched unrelated donor; Haplo, haploidentical transplant; MMUD, mismatched unrelated donor.

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TCRs for additional HLA types will target epitopes on CD45, a universal source of antigens for heme malignancies • CD45 is a lineage-specific antigen with expression in all hematopoietic cells, including HSCs • CD45 is a large protein with many well-known epitopes for high frequency HLAs • Antigen-negative donors can be selected by mismatching on HLA (using haploidentical and MMUD donors) CD45 has high and uniform TSC-102 targets an antigen from CD45 expression in AML and ALL presented on HLA-A*03:01 U937 AML ALL U937 E (My :T o el f o 5id le :1 ukemia) 800 CD45 CD45 600 10 400 Non-engineered T cells 200 8 6 100 4 2 50 0 HA-1 HA-2 HA-1 HA-2 -2 TSC-102 0 Source: TCGA 0 20 40 60 80 E:T of 5:1 Time (hour) 26 log (TPM+0.001) 2 Cell Survival (%)

Expansion opportunities for the heme program provide a way to reach over 10,000 patients in the U.S. and Europe 20,000 Addition of other heme malignancies 15,000 Addition of frail and R/R patients Addition of three TCRs for other HLA types 10,000 TSC-101 (assumes change in practice) 5,000 0 Current program HLA expansion Transplant expansion Disease expansion Source: SEER, CIBMTR, EBMT, ClearView analysis 27 # of addressable patients

Solid Tumors: TSC-200-A0201 TSC-204-A0201 TSC-201-B0702 TSC-204-C0702 TSC-202-A0201 TSC-204-A0101 TSC-203-A0201 Developing multiplex TCR-T therapy to overcome tumor heterogeneity

Multiplex TCR-T therapy is designed to address the heterogeneity of solid tumors Many immune-rich cancers exhibit TCR-Ts against multiple targets may be target heterogeneity required to improve efficacy and durability Non-small cell lung cancer PRAME MAGE-A4 PRAME MAGE-A4 Singleplex Multiplex TCR-T TCR-T for PRAME for PRAME + MAGE-A4 Targeting long-term Relapse remission or cure 29

TScan's solution for combatting the hostile tumor microenvironment



Tumor cell
TCR
CD8α/β
CD8α/β
TCR
CD4
Cytotoxic T cell
DN-TGFβRII
Helper T cell
TGFβ
IL-2
Cytokine support

- Co-deliver CD8α/β to engage helper T-cells
- Co-deliver DN-TGFβRII to enhance T-cell expansion/persistence

TSCAN THERAPEUTICS

Enhanced TCR-T enabled by TScan's transposon-based manufacturing platform

30

TScan is building the ImmunoBank of TCRs to enable multiplex TCR-T cell therapy


Cancer patient
HLA Type
Profile tumor
ImmunoBank of therapeutic TCRs
HLAs
Targets
Customized TCR-T therapy
T cells
T
Cancer cells with different HLA types and targets

- Determine target and HLA expression in patient tumor
- Manufacture and administer customized, multiplex TCR-T therapy

TSCAN THERAPEUTICS

31

TScan is strategically expanding the ImmunoBank to enable multiplex TCR-T therapy in immune-rich solid tumors


HLAs
A*02:01
A*01:01
A*03:01
B*07:02
C*07:02
A*24:02
Targets
HPV16
MAGE-C2
MAGE-A4
PRAME
MAGE-A1
TSC-200
TSC-201
TSC-202
TSC-203
TSC-204
ImmunoBank
In PLEXI-T™ study

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PLEXI-T™, a multi-arm basket Phase 1 trial in subjects with solid tumors (NCT05973487)


Screening Protocol
Treatment Protocol
Germline HLA testing
Tumor testing for target followed by testing for HLA loss
TCR-T cell manufacturing and infusion
Patient selection
Subject screening
Tumor testing
Manufacturing apheresis
Infusion 1
Infusion 2
Screening Protocol
Day -6
Day +1
Day +29
Day +753
Treatment Protocol
Eligibility screening
LD
Endpoint and safety monitoring
Long term follow-up

Key eligibility criteria

- Age ≥18 years
- Relapsed/refractory solid tumor after treatment with or refusal of SoC therapies
- Eligible for treatment on a Phase 1 study that requires lymphodepleting chemotherapy

Key endpoints

- Safety: Dose limiting toxicities, adverse events
- Efficacy
- Exploratory: T cell persistence

TSCAN THERAPEUTICS

LD: lymphodepletion with fludarabine x 4 days and cyclophosphamide x 3 days; SoC: standard of care therapy; HLA: human leukocyte antigen

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Dose escalation scheme provides a path to multiplex TCR-T in Phase 1 TSC-200-A0201 TSC-201-B0702 TSC-202-A0201 TSC-203-A0201 TSC-204-A0201 TSC-204-C0702 TSC-204-A0101 (HPV16) (MAGE-C2) (MAGE-A4) (PRAME) (MAGE-A1) (MAGE-A1) (MAGE-A1) 0.5B 0.5B 0.5B 0.5B 0.5B 0.5B 0.5B DL1 Cleared Dosed Cleared Cleared Cleared 2B 2B 2B 2B 2B 2B 2B DL2 Cleared Cleared Cleared T-Plex Singleplex Any two TCR-Ts that 28 days 28 days + + DL3 have cleared DL2 First infusion First infusion Second infusion Second infusion Any two TCR-Ts that 28 days 28 days DL4 + + have cleared DL3 First infusion First infusion Second infusion Second infusion 34 As of Sept 8, 2025

T-Plex enrollment focuses on five key indications with high unmet need

Indication	Potential U.S. patients
NSCLC	~63 K
Sarcoma	~3 K
Head & Neck	~15 K
Cervical	~4 K
Anal & Genital	~7 K

PRAME + MAGE-A1/C2/A4

HPV16 + PRAME
HPV16 + MAGE-A1/C2/A4

- High unmet need
- Evidence of T cell infiltration
- Clinical signal in early TCR-T trials
- Significant addressable patient population in second- and third-line treatment

TSCAN THERAPEUTICS

Sources:
SEER; KOL research; Kantar; Chao X, Song X, Wu H, You Y, Wu M and Li L (2021) Selection of Treatment Regimens for Recurrent Cervical Cancer. Front. Oncol. 11:618485. doi: 10.3389/fonc.2021.618485

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ImmunoBank expansion to seven TCRs has increased T-Plex eligibility across target indications Patients eligible for multiplex TCR-T cell therapy in PLEXI-T study 60% 60% 50% 15-60% of patients are 40% currently eligible for 40% multiplex TCR-T cell 30% 30% therapy with the 7 25% TCRs in the current 20% 15% PLEXI-T study 10% 0% NSCLC Sarcoma Head & Cervical Anal & Neck Genital *Eligible patients include patients who are positive for at least two TCR-Ts in the ImmunoBank 36 * Eligible patients (%)

Autoimmunity represents an exciting area of unmet need with few validated targets • Most current therapies provide general immune suppression, leading to complications (e.g., increased risk of infection) • Target-specific therapies provide a way to address the cause, rather than the symptoms, of autoimmunity • Many AI disorders have a substantial T-cell component, but the targets of these pathogenic or protective T-cells are largely unknown • TScan’s target discovery platform provides a way to identify targets in autoimmune disease, unlocking the development of targeted therapeutics Multi-year collaboration using TargetScan to identify targets for T cells in patients with Crohn’s disease Recently identified targets for other autoimmune disorders using proprietary platform; plan to share initial internal data at a medical meeting in H2 2025 37

Steady value-generating data flow planned across clinical programs H2 2025 Q1 2026 YE 2025 Launch pivotal study Two-year relapse data from Initial safety and response for TSC-101 initial patients (TSC-101) data for multiplex TCR-T File IND for TSC-102-A0301 (CD45, HLA-A*03:01) Present internal autoimmune data Heme Program Solid Tumor Program Autoimmune Program 38

TScan is a fully integrated, next-generation TCR-T therapy company

Clinical-stage pipeline of next-gen TCR-T therapies

- **HEME PROGRAM:** Targeting residual disease to prevent relapse in patients undergoing allogeneic HCT
- **SOLID TUMOR:** Multiplex TCR-T therapy to overcome tumor heterogeneity and HLA loss

Promising clinical data in heme

- 2 of 26 (8%) treatment-arm subjects relapsed as compared to 4 of 12 (33%) control-arm subjects[(1)]
- >$1B addressable market across US & EU

Multiple clinical catalysts expected by end of 2025

HEME PROGRAM:
- Launch pivotal study (2H25)
- Present two-year relapse data on initial Ph1 patients (YE25)

SOLID TUMOR:
- Present safety and response data for multiplex TCR-T (1Q26)

In-house GMP manufacturing supports early-stage development

- Global CDMO engaged to support late-stage clinical and commercial manufacturing

$218.0M as of June 30, 2025 funds operations into Q1 2027
129.8M[(2)] total economic shares outstanding as of June 30, 2025

TSCAN THERAPEUTICS

[(1)] As of latest data cut presented at ASH Annual Meeting - December 2024
[(2)] Includes 56,747,993 outstanding common shares plus 73,087,945 pre-funded warrants

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